UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2022

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 13, 2022, Aquestive Therapeutics, Inc. (the “Company”) entered into (i) the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”), by and among the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee (the “Trustee”) and collateral agent thereunder, to the Indenture, dated as of July 15, 2019 (the “Base Indenture” and, as supplemented by the First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture, and Fourth Supplemental Indenture, the “Indenture”), by and between the Company and the Trustee and (ii) Amendment No. 2 (the “Purchase Agreement Amendment”), by and among the Company and the Purchasers signatory thereto, to that certain Purchase Agreement, dated as of November 3, 2020, by and among the Company and the Purchasers signatory thereto (as amended, the “Purchase Agreement”). The Fifth Supplemental Indenture and the Purchase Agreement Amendment extend the period of time in which the Company may elect to issue the First Additional Securities and Second Additional Securities (each as defined in the Indenture) from June 30, 2022 to March 31, 2023 and provides that the First Additional Securities Triggering Event (as defined in the Indenture) shall be the full approval of Libervant by the U.S Food and Drug Administration for sale in the United States, which full approval shall include market access, and that the Holders (as defined in the Indenture) shall have the right, but not the obligation, to purchase the First Additional Securities and Second Additional Securities, as applicable.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information required by this Item 2.03 relating to the First Additional Securities, Second Additional Securities and the Indenture is set forth under Item 1.01 of this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

4.1
Fifth Supplemental Indenture, dated May 13, 2022, among Aquestive Therapeutics, Inc., as Issuer, any Guarantor that becomes party thereto and U.S. Bank Trust Company, National Association, as Trustee and Collateral Agent

10.1	Amendment No. 2 to the Purchase Agreement, dated as of May 13, 2022, by and among the Aquestive Therapeutics, Inc. and the Purchasers signatory thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2022	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr.
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer